APPENDIX - ISRAELI TAXPAYERS

ORGENESIS INC.

GLOBAL SHARE INCENTIVE PLAN (2012)

1. Special Provisions for Israeli Taxpayers

     a. This Appendix (the “Appendix”) to the Blue Sphere Corp. Global Share Incentive Plan (2012) (the “Plan”) is effective as of May 23, 2012 (the “Effective Date”).

     b. The provisions specified hereunder apply only to persons who are deemed to be residents of the State of Israel for tax purposes, or are otherwise subject to taxation in Israel with respect to Awards.

     c. This Appendix applies with respect to Awards granted as Options or Shares under the Plan. The purpose of this Appendix is to establish certain rules and limitations applicable to Options and Shares that may be granted or issued under the Plan from time to time, in compliance with the securities and other applicable laws currently in force in the State of Israel. Except as otherwise provided by this Appendix, all grants made pursuant to this Appendix shall be governed by the terms of the Plan. This Appendix is applicable only to grants made after the Effective Date. This Appendix complies with, and is subject to the ITO and Section 102.

     d. The Plan and this Appendix shall be read together. In any case of contradiction, whether explicit or implied, between the provisions of this Appendix and the Plan, the provisions of this Appendix shall govern.

2. Definitions

     Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Plan. The following additional definitions will apply to grants made pursuant to this Appendix:

     “3(i) Option” means an Option which is subject to taxation pursuant to Section 3(i) of the ITO which has been granted to any person who is not an Eligible 102 Participant.

     “102 Capital Gains Track” means the tax alternative set forth in Section 102(b)(2) or Section 102(b)(3) of the ITO pursuant to which income resulting from the sale of Shares derived from Options is taxed as a capital gain.

     “102 Capital Gains Track Grant” means a 102 Trustee Grant qualifying for the special tax treatment under the 102 Capital Gains Track.

     “102 Ordinary Income Track” means the tax alternative set forth in Section 102(b)(1) of the ITO pursuant to which income resulting from the sale of Stock derived from Options is taxed as ordinary income.

     “102 Ordinary Income Track Grant” means a 102 Trustee Grant qualifying for the ordinary income tax treatment under the 102 Ordinary Income Track.

     “102 Trustee Grant” means an Award of Options or Shares granted pursuant to Section 102(b) of the ITO and held in trust by a Trustee for the benefit of the Participant, and includes both 102 Capital Gains Track Grants and 102 Ordinary Income Track Grants.

     “Affiliate” means any “employing company” within the meaning of Section 102(a) of the ITO.

     “Controlling Shareholder” means a “controlling shareholder” within the meaning of Section 32(9) of the Ordinance, currently defined as an individual who prior to the grant or as a result of the grant or exercise of any Award, holds or would hold, directly or indirectly, in his name or with a relative (as defined in the Ordinance) (i) 10% of the outstanding shares of the Company, (ii) 10% of the voting power of the Company, (iii) the right to hold or purchase 10% of the outstanding equity or voting power, (iv) the right to obtain 10% of the “profit” of the Company (as defined in the Ordinance), or (v) the right to appoint a director of the Company.

     “Election” means the Company's choice of the type (as between capital gains track or ordinary income track) of 102 Trustee Grants it will make under the Plan, as filed with the ITA. The Election shall also apply with respect to rights issued to Eligible 102 Participant in connection with such Awards, including but not limited to, bonus shares. In addition, the Election shall obligate the Company to grant only the type of Approved 102 Award it has elected, and shall apply to all Eligible 102 Participant who were granted Approved 102 Awards during the period indicated herein, all in accordance with the provisions of Section 102(g) of the ITO. Once the Company has filed such Election, it may change the type of 102 Trustee Grant that it chooses to make only after the passage of at least 12 months from the end of the calendar year in which the first grant was made in accordance with the previous Election, in accordance with Section 102. For the avoidance of doubt, such Election shall not prevent the Company from granting Non-Trustee Grants to Eligible 102 Participants at any time.

     “Eligible 102 Participant” means a person who is employed by the Company or its Affiliates, including an individual who is serving as a director or an office holder, who is not a Controlling Shareholder.

     “Fair Market Value” shall mean with respect to 102 Capital Gains Track Grants only, for the sole purpose of determining tax liability pursuant to Section 102(b)(3) of the ITO, if at the date of grant the Company’s shares are listed on any established stock exchange or a national market system or if the Company’s shares will be registered for trading within ninety (90) days following the date of grant, the fair market value of the Shares at the date of grant shall be determined in accordance with the average value of the Company’s shares on the thirty (30) trading days preceding the date of grant or on the thirty (30) trading days following the date of registration for trading, as the case may be.

     “ITA” means the Israeli Tax Authorities.

     “ITO” means the Israeli Income Tax Ordinance (New Version) 1961 and the rules, regulations, orders or procedures promulgated thereunder and any amendments thereto, including specifically the Rules, all as may be amended from time to time.

     “Non-Trustee Grant” means an Award granted to an Eligible 102 Participant pursuant to Section 102(c) of the ITO and not held in trust by a Trustee.

     “Option” means an Option granted pursuant to the terms and conditions of the Plan and this Appendix.

     “Required Holding Period” means the requisite period prescribed by the ITO and the Rules, or such other period as may be required by the ITA, with respect to 102 Trustee Grants, during which Options or Shares granted by the Company must be held by the Trustee for the benefit of the person to whom it was granted. Currently, the Required Holding Period for 102 Capital Gains Track Grants is 24 months from the date of grant of the Options to the Trustee.

     “Rules” means the Income Tax Rules (Tax benefits in Stock Issuance to Employees) 5763-2003.

     “Section 102” shall mean the provisions of Section 102 of the ITO, as amended from time to time, including by the Law Amending the Income Tax Ordinance (Number 132), 2002, effective as of January 1, 2003 and by the Law Amending the Income Tax Ordinance (Number 147), 2005.

     "Shares" means shares of Stock, including Restricted or Unrestricted Stock or shares of Common Stock issued upon exercise of Stock Options.

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     “Trustee” means a person or entity designated by the Board to serve as a trustee and approved by the ITA in accordance with the provisions of Section 102(a) of the ITO.

3. Types of Awards and Section 102 Election

     a. Awards made pursuant to Section 102, whether as grants of Options or as issuances of Shares under the Plan, shall be made pursuant to either (a) Section 102(b)(2) or Section 102(b)(3) of the ITO as 102 Capial Gains Track Grants or (b) Section 102(b)(1) of the ITO as 102 Ordinary Income Track Grants. The Company’s Election regarding the type of 102 Trustee Grant it chooses to make shall be filed with the ITA.

     b. Eligible 102 Participants may receive only 102 Trustee Grants or Non-Trustee Grants under this Appendix. Participants who are not Eligible 102 Participants may be granted only 3(i) Options under this Appendix.

     c. No 102 Trustee Grants may be made effective pursuant to this Appendix until 30 days after the requisite filings required by the ITO and the Rules have been made with the ITA.

     d. The option agreement or documents evidencing the Options granted or Shares issued pursuant to the Plan and this Appendix shall indicate whether the grant is a 102 Trustee Grant, a Non-Trustee Grant or a 3(i) Grant; and, if the grant is a 102 Trustee Grant, whether it is a 102 Capital Gains Track Grant or a 102 Ordinary Income Track Grant.

4. Terms And Conditions of 102 Trustee Options

     a. Each 102 Trustee Grant will be deemed granted on the date stated in a written notice by the Company, provided that effective as of such date (i) the Company has provided such notice to the Trustee and (ii) the Participant has signed all documents required pursuant to this Section 4.

     b. Each 102 Trustee Grant granted to an Eligible 102 Participant and each certificate for shares of Stock acquired pursuant to the exercise of an Option or issued directly as Shares shall be issued to and registered in the name of a Trustee and shall be held in trust for the benefit of the Participant for the Required Holding Period. After termination of the Required Holding Period, the Trustee may release such Option and any such Shares, provided that (i) the Trustee has received an acknowledgment from the Israeli Income Tax Authority that the Eligible 102 Participant has paid any applicable tax due pursuant to the ITO or (ii) the Trustee and/or the Company or its Affiliate withholds any applicable tax due pursuant to the ITO. The Trustee shall not release any 102 Trustee Options or shares issued upon exercise of such Option prior to the full payment of the Eligible 102 Participant’s tax liabilities.

     c. Each 102 Trustee Grant (whether a 102 Capital Gains Track Grant or a 102 Ordinary Income Track Grant, as applicable) shall be subject to the relevant terms of Section 102 and the ITO, which shall be deemed an integral part of the 102 Trustee Option and shall prevail over any term contained in the Plan, this Appendix or any agreement that is not consistent therewith. Any provision of the ITO and any certificates or rulings of the ITA not expressly specified in this Appendix or Option Agreement which are necessary to receive or maintain any tax benefit pursuant to the Section 102 shall be binding on the Eligible 102 Participant. The Trustee and the Eligible 102 Participant granted a 102 Trustee Grant shall comply with the ITO, and the terms and conditions of the Trust Agreement entered into between the Company and the Trustee. For avoidance of doubt, it is reiterated that compliance with the ITO specifically includes compliance with the Rules. Further, the Eligible 102 Participant agrees to execute any and all documents which the Company or the Trustee may reasonably determine to be necessary in order to comply with the provision of any applicable law, and, particularly, Section 102.

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     d. During the Required Holding Period, the Eligible 102 Participant shall not require the Trustee to release or sell the Options or Shares and other shares received subsequently following any realization of rights derived from Shares or Options (including stock dividends or any other Additional Rights) to the Eligible 102 Participant or to a third party, unless permitted to do so by applicable law. Notwithstanding the foregoing, the Trustee may, pursuant to a written request and subject to applicable law, release and transfer such Shares to a designated third party, provided that both of the following conditions have been fulfilled prior to such transfer: (i) all taxes required to be paid upon the release and transfer of the shares have been withheld for Transfer to the tax authorities and (ii) the Trustee has received written confirmation from the Company that all requirements for such release and transfer have been fulfilled according to the terms of the Company’s Corporate Charter, the Plan, any applicable agreement and any applicable law. To avoid doubt such sale or release during the Required Holding Period will result in different tax ramifications to the Eligible 102 Participant under Section 102 of the ITO and the Rules and/or any other regulations or orders or procedures promulgated thereunder, which shall apply to and shall be borne solely by such Eligible 102 Participant.

     e. In the event a stock dividend is declared and/or additional rights (together: "Additional rights")are granted with respect to Shares which derive from Awards granted as 102 Trustee Grants, such dividend and/or rights shall also be granted pursuant to Section 102(b) of the ITO and held in trust by a Trustee for the benefit of the Eligible 102 Participant and shall be subject to the provisions of this Section 4 and the Required Holding Period for and shall be pursuant to the same Tax Track as the Awards granted. In the event of a cash dividend on Shares, the Trustee shall transfer the dividend proceeds to the Eligible 102 Participant after deduction of taxes and mandatory payments in compliance with applicable withholding requirements.

     f. If an Option granted as a 102 Trustee Grant is exercised during the Required Holding Period, the Shares issued upon such exercise shall be issued in the name of the Trustee for the benefit of the Eligible 102 Participant. If such an Option is exercised after the Required Holding Period ends, the Shares issued upon such exercise shall, at the election of the Eligible 102 Participant, either (i) be issued in the name of the Trustee, or (ii) be transferred to the Eligible 102 Participant directly, provided that the Participant first complies with all applicable provisions of the Plan, including any required tax payments.

     g. Each Notice of Grant shall state, inter alia, the number of Shares/options to which the Award relates, the type of Award granted thereunder (whether a CGA, OIA, Unapproved 102 Award or a 3(i) Award), the vesting provisions (as applicable) and the exercise price.

5. Assignability

     As long as Options or Shares are held by the Trustee on behalf of the Eligible 102 Participant, all rights of the Eligible 102 Participant over the Options or shares and any Additional Rights are personal, can not be transferred, assigned, pledged or mortgaged, other than by will or laws of descent and distribution.

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6. Tax Consequences

     a. Any tax consequences arising from the grant of any Award, exercise of any Option, from the issuance, sale or transfer of Shares, or from any other event or act (of the Company and/or its Affiliates and/or the Trustee and/or the Participant) relating to an Award or Shares issued thereupon shall be borne solely by the Participant. The Company and/or its Affiliates, and/or the Trustee shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, the Participant shall agree to indemnify the Company and/or its Affiliates and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Participant. The Company or any of its Affiliates and the Trustee may make such provisions and take such steps as it/they may deem necessary or appropriate for the withholding of all taxes required by law to be withheld with respect to Awards granted under the Plan and the exercise, sale, transfer or other disposition thereof, including, but not limited, to (i) deducting the amount so required to be withheld from any other amount then or thereafter payable to a Participant, including by deducting any such amount from a Participant's salary or other amounts payable to the Participant, to the maximum extent permitted under law and/or (ii) requiring a Participant to pay to the Company or any of its Affiliates the amount so required to be withheld as a condition of the issuance, delivery, distribution or release of any Shares and/or (iii) by causing the exercise of Options and/or sale of Shares held by or on behalf of the Participant to cover such liability. In addition, the Participant will be required to pay any amount that exceeds the tax to be withheld and transferred to the tax authorities, pursuant to applicable tax laws, regulations and rules.

     b. With respect to Non-Trustee Grants, If the Participant ceases to be employed by the Company or any Affiliate, the Eligible 102 Participant shall extend to the Company and/or its Affiliate a security or guarantee for the payment of tax due at the time of sale of Shares to the satisfaction of the Company, all in accordance with the provisions of Section 102 of the ITO and the Rules.

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